SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                  FORM 8-K/A


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 16, 1997







                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-90998-01            59-3295394
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
       of incorporation)                                 Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574










The Form 8-K of CNL Income Fund XVIII, Ltd. ("CNL XVIII") dated April 16, 1997, is being amended in order to change the Statement of Estimated Taxable Operating Results. The changes affect the Statement of Estimated Taxable Operating Results in Item 2; therefore, Item 2 is amended to read as follows.


                                      -1-





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of April 18, 1997, CNL XVIII had received subscription proceeds of $17,978,530 (1,797,853 Units) from 858 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From April 3, 1997 through April 18, 1997, CNL XVIII acquired two Properties. The Properties are a Boston Market Property (in San Antonio, Texas) and an On The Border Property (in San Antonio, Texas).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease.
Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of these Properties, which are to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         In connection with the acquisition of the On The Border Property, which is building only, CNL XVIII has also entered into a tri-party agreement with the lessee and the landlord of the land in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.

         The following table sets forth the location of the two Properties, including one Property consisting of land and building and one Property consisting of building only, acquired by CNL XVIII from April 3, 1997 through April 18, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                      -2-






                                            PROPERTY ACQUISITIONS
                                  From April 3, 1997 through April 18, 1997
                                                          Lease Expira-
Property Location and             Purchase       Date        tion and        Minimum                            Option
Competition                       Price (1)   Acquired  Renewal Options   Annual Rent (2)  Percentage Rent   To Purchase
---------------------           ------------  --------  ---------------   ---------------  ---------------   -----------

BOSTON MARKET                   $621,595      04/16/97  04/2012; five     10.38% of Total  for each lease    at any time
(the "San Antonio #1            (excluding              five-year         Cost (4);        year after the    after the
Property")                      development             renewal options   increases by     fifth lease       fifth lease
Restaurant to be constructed    costs) (3)                                10% after the    year, (i) 4% of   year
                                                                          fifth lease      annual gross
The San Antonio #1 Property is                                            year and after   sales minus (ii)
located at the northwest                                                  every five       the minimum
quadrant of San Pedro Avenue                                              years            annual rent for
and West Maplewood Lane, in                                               thereafter       such lease year
San Antonio, Bexar County,                                                during the
Texas, in an area of mixed                                                lease term
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the San Antonio
#1 Property include a KFC, a
McDonald's, and several local
restaurants.

ON THE BORDER (5)               $182,459      04/17/97  (6); three        13.64% of Total  for each lease    at any time
(the "San Antonio #2            (excluding              five-year         Cost (4); (7)    year, (i) 4% of   after the
Property")                      development             renewal options                    annual gross      tenth lease
Restaurant to be constructed    costs) (3)                                                 sales minus (ii)  year
                                                                                           the minimum
The San Antonio #2 Property is                                                             annual rent for
located along the east side of                                                             such lease year
Interstate Highway 10, north                                                               (8)
of Huebner Oaks Road, in San
Antonio, Bexar County, Texas,
in an area of mixed retail,
commercial, and residential
development.




                                                     -3-







FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      San Antonio #1 Property    $  284,000
      San Antonio #2 Property     1,251,000

(2) Minimum annual rent for the San Antonio #1 Property will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the San Antonio #2 Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Antonio #1 Property, as described above, interim rent equal to 10.38% per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the San Antonio #2 Property, as described above, the tenant shall pay monthly "interim rent" equal to 11 percent per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVIII (including the purchase price of the land, (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:
                                                            Estimated Final
      Property                   Estimated Maximum Cost     Completion Date
      --------                   ----------------------     ---------------

      San Antonio #1 Property         $  860,388            October 13, 1997
      San Antonio #2 Property          1,213,504            October 14, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) CNL XVIII owns the building only for this Property. CNL XVIII does not own the underlying land; although, CNL XVIII has entered into a tri-party agreement with the lessee and the landlord of the land in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.

(6) The lease term shall expire upon the later of (i) the date 15 years from the date of closing, (ii) the expiration of the original term of the ground lease, or (iii) the earlier termination of the ground lease.



                                      -4-






(7) Annual rent shall increase after every five years during the lease term by the lesser of (i) 10% of the minimum annual rent during the preceding year or (ii) 150% of the change in the Consumer Price Index.

(8) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).



                                      -5-







               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                          CNL INCOME FUND XVIII, LTD.
                      PROPERTIES ACQUIRED FROM INCEPTION
                            THROUGH APRIL 18, 1997
        FOR THE PERIOD OCTOBER 12, 1996 (THE DATE OPERATIONS COMMENCED)
                     THROUGH DECEMBER 31, 1996 (UNAUDITED)


      The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through April 18, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.

                                         Burger King   Golden Corral    Jack in the Box    Jack in the Box
                                         Kinston, NC  Houston, TX (7)  Echo Park, CA (6)  Henderson, NV (6)
                                         -----------  ---------------  -----------------  -----------------

Estimated Taxable Operating Results:

Base Rent (1)                             $ 19,862           (5)              (5)                (5)

Management Fees (2)                           (199)          (5)              (5)                (5)

General and Administrative
  Expenses (3)                                (993)          (5)              (5)                (5)
                                          --------

Estimated Cash Available from
  Operations                                 18,670          (5)              (5)                (5)

Depreciation Expense (4)                    (3,660)          (5)              (5)                (5)
                                          --------

Estimated Taxable Operating Results       $ 15,010           (5)              (5)                (5)
                                          ========



                                                See Footnotes

                                                     -6-








                                     Jack in the Box       Golden Corral    Boston Market   Black-eyed Pea
                                   Centerville, TX (6)   Galveston, TX (7)   Raleigh, NC     Atlanta, GA
                                   -------------------   -----------------  -------------   --------------

Estimated Taxable Operating Results:

Base Rent (1)                               (5)                  (5)         $ 27,144        $ 15,358

Management Fees (2)                         (5)                  (5)             (271)           (154)

General and Administrative
  Expenses (3)                              (5)                  (5)           (1,357)           (768)
                                                                             --------        --------

Estimated Cash Available from
  Operations                                (5)                  (5)           25,516          14,436

Depreciation Expense (4)                    (5)                  (5)           (2,672)         (3,596)
                                                                             --------        --------

Estimated Taxable Operating Results         (5)                  (5)         $ 22,844        $ 10,840
                                                                             ========        ========


                                                See Footnotes

                                                     -7-






                                                 Golden Corral   Boston Market    On The Border
                                                   Stow, OH     San Antonio, TX  San Antonio, TX    Total
                                                 -------------  ---------------  ---------------  ---------

Estimated Taxable Operating Results:

Base Rent (1)                                     $ 42,009            (5)              (5)       $104,373

Management Fees (2)                                   (420)           (5)              (5)         (1,044)

General and Administrative Expenses (3)             (2,100)           (5)              (5)         (5,218)
                                                  --------                                       --------

Estimated Cash Available from Operations            39,489            (5)              (5)         98,111

Depreciation Expense (4)                            (7,047)           (5)              (5)        (16,975)
                                                  --------                                       --------

Estimate Taxable Operating Results                $ 32,442            (5)              (5)       $ 81,136
                                                  ========                                       ========


                                                See Footnotes

                                                     -8-







FOOTNOTES:

(1) Represents rental income from leases for four of the 11 Properties acquired from inception through April 18, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The seven Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Houston Property           June 25, 1997
      Echo Park Property         July 6, 1997
      Henderson Property         July 6, 1997
      Centerville Property       July 7, 1997
      Galveston Property         July 21, 1997
      San Antonio #1 Property    October 13, 1997
      San Antonio #2 Property    October 14, 1997

(6) The lessee of the Echo Park, Henderson and Centerville Properties is the same unaffiliated lessee.

(7) The lessee of the Houston and Galveston Properties is the same unaffiliated lessee.


                                      -9-




                                   EXHIBITS

                                     None



                                     -10-




                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  May 8, 1997                 By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner